UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

ALTERYX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38034	90-0673106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17200 Laguna Canyon Road

Irvine, California 92618

(Address of principal executive offices)

(888) 836-4274

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock ($0.0001 par value)	AYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On December 18, 2023, Alteryx, Inc. (“Alteryx”) and affiliates of investment funds managed by Clearlake Capital Group, L.P. and Insight Partners announced the execution of an Agreement and Plan of Merger dated December 18, 2023 between Azurite Intermediate Holdings, Inc., Azurite Merger Sub, Inc. and Alteryx. A copy of Alteryx’s press release announcing the transaction is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALTERYX, INC.

Date: December 19, 2023	By:	/s/ Christopher M. Lal
	Name:	Christopher M. Lal
	Title:	Chief Legal Officer and Corporate Secretary